Divestitures	12 Months Ended
Dec. 31, 2021
Non-Current Assets Held For Sale And Discontinued Operations [Abstract]
Divestitures

9. DIVESTITURES
On October 14, 2021, the Company sold 50 million common shares of Headwater Exploration Inc. (“Headwater”) for gross proceeds of $228 million and recorded a before-tax gain of $116 million (after-tax gain – $99 million). Effective May 1, 2021, the Company sold its GORR in the Marten Hills area of Alberta relating to the Conventional segment. Cenovus received cash proceeds of $102 million and recorded a before-tax gain of $60 million (after-tax gain – $47 million). In 2021, the Company sold Conventional segment assets in the Kaybob area and East Clearwater area for combined gross proceeds of approximately $103 million. For the year ended December 31, 2021, a before-tax gain of $34 million (after-tax gain – $25 million) was recorded on the dispositions.
On December 2, 2020, the Company sold its Marten Hills assets in northern Alberta to Headwater for total consideration of $138 million, excluding the retained GORR. A before-tax gain of $79 million was recorded on the sale (after-tax gain – $65 million). Total consideration was $33 million in cash, 50 million common shares valued at $97 million and 15 million share purchase warrants valued at $8 million at the date of close.